                                                                Exhibit 10.17(a)

                      AMENDMENT TO DEVELOPMENT AGREEMENT
                      ----------------------------------

                               December 8, 1993


     THIS AMENDMENT TO DEVELOPMENT AGREEMENT ("Amendment") is entered into between PAPA JOHN'S INTERNATIONAL, INC., a Delaware corporation ("Franchisor") and PJVA, INC., a Virginia corporation ("Developer").

     RECITALS:

     A. The parties hereto are parties to a Papa John's Development Agreement dated March 15, 1992, for the development of 47 Papa John's Pizza outlets in Norfolk, Richmond and Virginia Beach, Virginia (the "Development Agreement").

     B. The parties now desire to amend the Development Agreement as set forth herein.


     NOW, THEREFORE, the parties agree as follows:

     1. ADDITIONAL OUTLETS. Franchisor hereby grants Developer the right to development two additional Outlets (i.e. a total of 49) in the Development Area (as amended below), and Developer shall exercise such development right only at locations approved by Franchisor as provided in the Development Agreement.

     2. DEVELOPMENT AREA. The "Development Area," as defined on Exhibit A of the Development Agreement, is hereby amended to include Danville and Martinsville, Virginia, which area is encompassed by the zip codes 24112, 24540 and 24541 and shall be in addition to the area encompassed by the zip codes currently set forth on Exhibit A.
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     3.  DEVELOPMENT FEE.  In consideration of the grant by Franchisor of the additional area and the rights to develop the additional Outlets, Developer shall pay Franchisor a Development Fee of Seven Thousand Dollars ($7,000) upon execution of this Amendment and a Franchise Fee of Fifteen Thousand Dollars ($15,000) for each additional Outlet at the time each additional Outlet is opened.

     4.  DEVELOPMENT SCHEDULE.  The "Development Schedule," as set forth in
Section 3 of the Development Agreement, is amended in its entirety to provide for the following:

                             "DEVELOPMENT SCHEDULE
                             ---------------------

     Dates on Which Each                   Cumulative Number of Outlets
     Outlet Shall be Open                   to be Open and Operating*
     --------------------                  ----------------------------
     December 31, 1992                                   1*
     December 31, 1992                                   2*
     December 31, 1992                                   3*
     December 31, 1993                                   4*
     December 31, 1993                                   5*
     December 31, 1993                                   6*
     December 31, 1993                                   7*
     December 31, 1993                                   8*
     December 1, 1994                                    9
     December 31, 1994                                  10
     December 31, 1994                                  11
     December 31, 1994                                  12
     December 31, 1994                                  13
     December 31, 1994                                  14
     December 31, 1994                                  15
     October 1, 1995                                    16
     December 31, 1995                                  17
     December 31, 1995                                  18
     December 31, 1995                                  19
     December 31, 1995                                  20
     December 31, 1995                                  21
     December 31, 1995                                  22
     December 31, 1995                                  23
     December 31, 1996                                  24
     December 31, 1996                                  25
     December 31, 1996                                  26
     December 31, 1996                                  27
     December 31, 1996                                  28
     December 31, 1996                                  29
     December 31, 1996                                  30
     December 31, 1996                                  31

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     December 31, 1997                                  32
     December 31, 1997                                  33
     December 31, 1997                                  34
     December 31, 1997                                  35
     December 31, 1997                                  36
     December 31, 1997                                  37
     December 31, 1997                                  38
     December 31, 1997                                  39
     December 31, 1997                                  40
     December 31, 1998                                  41
     December 31, 1998                                  42
     December 31, 1998                                  43
     December 31, 1998                                  44
     December 31, 1998                                  45
     December 31, 1998                                  46
     December 31, 1998                                  47
     December 31, 1998                                  48
     December 31, 1998                                  49

     [* - Includes only those Outlets to be developed pursuant to this Development Agreement; Outlets at 10054 Robious Road, Richmond Virginia; 5646 Brook Road, Richmond, Virginia; 2901 Park Avenue, Richmond, Virginia; 13544 Genito Road, Unit 14, Midlothian, Virginia; 8903 Patterson Avenue, Richmond, Virginia; 6910 Midlothian Turnpike, Richmond, Virginia; 6603 Mechanicsville Pike, Mechanicsville, Virginia; and 9038 West Broad Street, Richmond, Virginia are already open and operating.]"

     5. REAFFIRMATION. Except as amended herein, the Development Agreement shall remain in effect according to its terms.

     IN WITNESS WHEREOF, witness the signature of the parties as of the day, month and year first above written.

                                       PAPA JOHN'S INTERNATIONAL, INC.

                                       By: /s/ J. Daniel Holland
                                          ------------------------------
                                          J. Daniel Holland, President


                                       PJVA, INC.

                                       By: /s/ Richard F. Sherman
                                          ------------------------------
                                           Richard F. Sherman, President

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